UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26966 (Commission File Number)	84-0846841 (IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado (Address of principal executive offices)	80525 (Zip Code)

Registrant’s telephone number, including area code: (970) 221-4670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 17, 2005, Advanced Energy Industries, Inc. announced via press release its financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Use of Non-GAAP Financial Information

To supplement the fourth quarter 2004 condensed consolidated financial statements prepared under Generally Accepted Accounting Principles in the United States of America (GAAP), Advanced Energy Industries, Inc. uses “non-GAAP financial measures,” as defined in Regulation G of the Securities Exchange Act of 1934, as amended, of adjusted net income that is GAAP net income, adjusted to exclude certain charges and benefits, and adjusted gross profit that is GAAP gross profit, adjusted to exclude inventory write-downs for excess and obsolete inventory. Reconciliations from the non-GAAP financial measures to the most directly comparable measures reported under GAAP are included in the press release. Due to the amount of charges incurred in the fourth quarter as a result of realignment and other activities, Advanced Energy believes that the adjusted results are useful to investors to aid in understanding the operating results of the fourth quarter. The management of Advanced Energy uses the adjusted results to analyze the fourth quarter 2004 and to plan and forecast future periods. The non-GAAP measures used are neither in accordance with, nor alternatives for, the comparable GAAP measures, and may be materially different from similar non-GAAP measures reported by other companies. The presentation of this supplemental information should not be considered as a substitute for the company’s net income or gross profit determined in accordance with GAAP.

Item 7.01 Regulation FD Disclosure.

Reference is made to the press release of Advanced Energy Industries, Inc. issued on February 17, 2005, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	The following exhibit is furnished pursuant to Items 2.02 and 7.01:

99.1	Press release dated February 17, 2005 by Advanced Energy Industries, Inc., reporting its financial results for the fourth quarter and year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.
Date: February 17, 2005	/s/ Michael El-Hillow
Michael El-Hillow, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 17, 2005 by Advanced Energy Industries, Inc., reporting its financial results for the fourth quarter and year ended December 31, 2004.